Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Superior Industries International, Inc. (the“Company”) on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the data hereof (the “Report”), I, R. Jeffrey Ornstein , Vice President and CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 11, 2002	/s/ R. Jeffrey Ornstein
R. Jeffrey Ornstein Vice President and CFO